UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2015

AUDIOEYE, INC.

DELAWARE	333-17743	20-2939845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5210 E. Williams Circle, Suite 500

Tucson, Arizona 85711

(Address of principal executive offices)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

The information contained in Item 4.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

Item 4.02                                           Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 26, 2015, the Audit Committee of the Board of Directors of AudioEye, Inc. (the “Company”), based in part on the recommendation of the Company’s management and in consultation with the Company’s auditors and advisors, concluded that because of errors identified in the Company’s previously issued financial statements, the Company will restate its previously issued financial statements for its quarters ended March 31, June 30 and September 30, 2014.  The Audit Committee also authorized an internal review of controls and policies.  Accordingly, investors should no longer rely upon the Company’s previously released financial statements or other financial data for these periods, including any interim period financial statements, and any earnings releases relating to these periods.  In addition, investors should no longer rely on the preliminary earnings release issued by the Company on January 12, 2015 relating to the quarter and year ended December 31, 2014.

Based on the review to date, the Company anticipates removing all revenue derived from non-cash exchanges of a license of the Company for the license of the Company’s customer and all revenue from non-cash exchanges of a license of the Company for services of the Company’s customer, and reducing by a material amount previously reported license cash revenue.  The aggregate amount of revenue reported for the first nine months of 2014 for non-cash transactions was approximately $8,100,000.  The reversal of revenue on the non-cash exchange transactions will also impact additional accounts including reductions in Prepaid Assets, Intangible Assets and Amortization Expense. The Company also expects that certain expenses will be reclassified.  Additional adjustments may be identified pursuant to the ongoing review and analysis.  The Company has also begun a review of calendar year 2013 activity to determine whether there are any adjustment that may impact previously issued financial statements.  There are no known adjustments to 2013 financials at this time.  The cash balance is not impacted by these changes.

The Company, along with its advisors and outside accountants, continues to perform its review in order to conclude and quantify the impact.  The Company expects to complete this process and file its restated financial statements over the course of the next several weeks.  The Company does not expect to timely file its Form 10-K for calendar year 2014 or its Form 10-Q for the quarter ended March 31, 2015.  Subject to the completion of the audit and the restatement of previously issued financial statements, the Company expects to be timely with its filings for the Form 10-Q for the quarter ended June 30, 2015.

In accordance with Section 404 of the Sarbanes-Oxley Act of 2002, the Company’s management has been assessing the effectiveness of the Company’s internal controls over financial reporting and disclosure controls. Based on this assessment, the Company expects to report material weaknesses in the Company’s internal controls and therefore conclude that internal controls over financial reporting and disclosure controls are not effective.

The Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with MaloneBailey, LLP, the Company’s independent registered public accounting firm.

Item 5.02                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 29, 2015, the Company appointed Donald Weinstein as Chief Financial Officer, who will fulfill the role pursuant to an Interim Services Agreement as of March 29, 2015 between the Company and Randstad Professionals US, LP, d/b/a Tatum (“Tatum”) (the “Services Agreement”).  The

Services Agreement may be terminated by either party at any time for any reason upon notice to the other party; provided, however, the parties will endeavor to provide as much notice as possible prior to termination (preferably two business weeks).  Under the Services Agreement, the Company will pay Tatum a fee of $250 per hour for Mr. Weinstein’s services.  Mr. Weinstein, 50, has worked for Tatum, an executive staffing firm, since March 2015. From July 2013 through February 2015, Mr. Weinstein was CFO of AccessMedia 3.  From September 2004 until July 2013, Mr. Weinstein was self-employed as a contract Chief Financial Officer primarily for private-equity-backed, middle market companies including Woods Restoration Services, TextbookX.com and BountyJobs, Inc. Prior to that, from 2002 until 2004, Mr. Weinstein served as Executive Vice President & Chief Financial Officer of MasTec, Inc., a New York Stock Exchange listed Company that was the second largest international specialty contractor for telecommunications and energy infrastructure construction to telecom vendors, wireless providers, cable TV operators and energy companies. From 1999 to 2001, Mr. Weinstein served as Senior Vice President & Chief Financial Officer of AGL Resources, Inc., a New York Stock Exchange listed Company that was the largest U.S. natural gas distribution Company. Mr. Weinstein holds a Bachelor’s degree in Accounting from the University of Connecticut.

Also, effective March 29, 2015, Edward O’Donnell resigned from his position as the Company’s Chief Financial Officer.

Forward-Looking Statements

Except for historical information, the matters discussed herein are “forward-looking statements” within the meaning of the federal securities laws and regulations. Forward-looking statements include statements regarding the Company’s intent to restate its prior financial statements, the estimated impact of the restated financials, and the expected timing of filing the restated financial reports. There can be no assurance that the Company’s management, Audit Committee or independent registered public accounting firm will not reach conclusions regarding the impact of the restatement that are different from management’s preliminary estimates or identify other considerations in connection with the restatement and the audit and review process, or that these issues will not require additional adjustments to the Company’s prior financial results. All of these statements are subject to risks and uncertainties which may cause actual results to differ materially from those stated here. These risks and uncertainties include, but are not limited to, the risk that additional information may arise from the oversight of the Audit Committee, the risk that the process of preparing and auditing the financial statements or other subsequent events would require the Company to make additional adjustments, the time and effort required to complete the restatement of the financial reports, the ramifications of the Company’s potential inability to timely file required reports, including the risk of litigation or governmental investigations or proceedings relating to such matters. Other risks are described more fully in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements reflect management’s analysis as of the date of this Current Report. The Company does not undertake to revise these statements to reflect subsequent developments.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Separation and Release Agreement between the Company and Edward O’Donnell.

99.1	Press Release of AudioEye, Inc. issued April 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2015	AUDIOEYE, INC.

	By:	/s/ NATHANIEL T. BRADLEY
Nathaniel T. Bradley
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Separation and Release Agreement between the Company and Edward O’Donnell.

99.1	Press Release of AudioEye, Inc. issued April 1, 2015.